                                                                Exhibit  10.24.1

                            ASSIGNMENT FOR SECURITY


         WHEREAS, HOUBIGANT INC. (herein referred to as "Grantor") has adopted, used and is using, and owns the entire right, title and interest in and to, the trademarks and the applications, registrations and recordings more particularly described on Schedule A annexed hereto as part hereof (the "Trademarks");

         WHEREAS, Grantor is obligated to PARFUMS PARQUET INCORPORATED (the "Licensee") and has entered into a Security Agreement -- Trademarks dated the date hereof (the "Agreement") in favor of Licensee; and

         WHEREAS pursuant to the Agreement, Grantor is granting to Licensee a security interest in the Trademarks, together with any reissue, extension or renewal thereof, the goodwill of the business symbolized by the Trademarks, the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of Grantor or Licensee, now existing or hereafter arising, evidenced by or issued, created or arising in connection with the Licensee (all of the foregoing being herein referred to as the "Obligations");

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby assign unto Licensee and grant to Licensee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Licensee with respect to the assignment of and security interest in the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Assignment to be duly executed by its officer thereunder duly authorized as of the 14th day of February, 1995.

                                    HOUBIGANT INC.


                                    By: /s/ Michael J. Sherman
                                        -----------------------------------


                                    PARFUMS PARQUET INCORPORATED


                                    By: /s/  Group V.P. Finance
                                        -----------------------------------

                              SCHEDULE A

                       TRADEMARK REGISTRATIONS

                                                Registration
TRADEMARK         Country             Class        Number             Renewal Date
---------         -------             -----     -------------         ------------
CHANTILLY      Argentina                3          1254165             10/29/1997
CHANTILLY      Aruba                    3           13553              12/31/1995
CHANTILLY      Bermuda                 48            7420              10/04/2001
CHANTILLY      Brazil                   3        1232/0601.307         11/25/1994

CHANTILLY      Chile                    3           296295             06/16/1995
CHANTILLY      Colombia                 3           118894             08/24/2002
CHANTILLY      Costa Rica               3         19932/21951          03/24/1998
CHANTILLY      Guatemala                3            20471             02/24/1999
CHANTILLY-     Honduras                 3            14375             08/08/1997
HOUBIGANT
CHANTILLY                               3            17131             07/23/2000

CHANTILLY      Mexico                  52           150680             04/10/1999
CHANTILLY      Peru                     3            11927             12/30/2002
CHANTILLY      Puerto Rico              6            15478             10/04/1998
CHANTILLY      Trinidad & Tabago       48             5502             05/26/1997
CHANTILLY      United States           51,3,5      865,906             03/03/2009
CHANTILLY      Uruguay                  3           232496             06/11/2000
CHANTILLY      Venezuela                6           42976F             12/10/2007
CHANTILLY      Virgin Islands           3,5          5708              03/04/2009

                              SCHEDULE A

                       TRADEMARK REGISTRATIONS

                                                         Registration
TRADEMARK           Country             Class              Number             Renewal Date
---------           -------             -----           -------------         ------------
DEMI-JOUR         Chile                    3                  365535             03/05/2001

DEMI-JOUR         Costa Rica               3                   76305             07/19/2001

DEMI-JOUR         United States            3               1,488,987             05/24/2008

DEMI-JOUR         Venezuela                6                16145/89
                                                         Application

LUTECE BY
HOUBIGANT         Colombia                 3                  121154             11/20/2002

LUTECE            United States            3                 1311856             12/31/2005
                                        Intl.Cl.51,52
LUTECE BY
HOUBIGANT         Argentina                3                 1171230             09/02/1995

LUTECE BY
HOUBIGANT         Brazil                   3               811763641
                                                         Application
LUTECE BY
HOUBIGANT         Chile                    3                  297405             06/11/1995

LUTECE BY
HOUBIGANT         Ecuador                  3                 1620/85             06/20/1995

LUTECE BY
HOUBIGANT         Panama                   3                   39836             09/18/1996

LUTECE BY
HOUBIGANT         Paraguay                 3                  113130             05/31/1995

LUTECE            Puerto Rico              6                   27613             10/20/1997

LUTECE BY
HOUBIGANT         Venezuela                6                 126125F             01/16/2002

MONSIEUR MUSK     USA                      3               1,566,699             11/21/1999


                                   SCHEDULE A
                            TRADEMARK REGISTRATIONS

                                                         Registration
TRADEMARK           Country             Class              Number             Renewal Date
---------           -------             -----           -------------         ------------
PRESENCE          United States            3                  309266             01/09/2004

RAFFINEE          Costa Rica               3                   76308             07/19/2001

RAFFINEE          Mexico                   3                  263188             10/01/1995

RAFFINEE          Puerto Rico              6                   27612             10/20/1997

RAFFINEE          United States            3               1,264,630             01/24/2004

RAFFINEE          Uruguay In Script        3                  220459             07/24/2001
                                           3,25               218948             09/12/2001

HOUBIGANT
RAFFINEE          United States            3,51            1,256,522             11/07/2003

HOUBIGANT
RAFFINEE          Venezuela                6                113761-F             09/17/2000

